UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 15, 2008
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On April 15, 2008, our audit committee of the Board of Directors concluded that our previously issued financial statements
(i)	as of and for the year ended June 30, 2007, as included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on September 13, 2007, as well as the audit report on such financial statements previously issued by our independent registered public accounting firm, and the related report on internal controls by such independent registered public accounting firm;

(ii)	as of and for the quarters ended September 30, 2006, December 31, 2006, and March 31, 2007, as included in our Quarterly Reports on Form 10-Q filed with the Commission on November 9, 2006, February 14, 2007, as amended by Amendment No. 1 to our Quarterly Report on Form 10-Q/A filed with the Commission on February 16, 2007, and May 11, 2007, respectively; and

(iii)	as of and for the quarter ended September 30, 2007, as included in our Quarterly Report on Form 10-Q filed with the Commission on November 14, 2007, as amended by Amendment No. 1 to our Quarterly Report on Form 10-Q/A filed with the Commission on November 15, 2007 should no longer be relied upon as a result of our determination that restatements and changes to disclosures within our previously issued financial statements may likely be necessary. Upon our analysis of specified accounting issues, including our tooling deposit accounting and sales transactions with certain of our Asian distributors, we have determined that further evaluation of these issues may be required to conclude on the impact on the previously issued financial statements for the above-referenced periods.
The restatements and changes to disclosures, if necessary, will be reflected in an amendment to our Annual Report on Form 10-K/A for the year ended June 30, 2007 and amendments to our Quarterly Report on Forms 10-Q/A for the quarters ended September 30, 2006, December 31, 2006, March 31, 2007, and September 30, 2007, which we intend to file with the Commission as soon as practicable.
Our audit committee has discussed the matters contained herein with Ernst & Young LLP, our independent registered public accounting firm.
We have issued a press release concerning this matter on April 18, 2008, a copy of which is attached as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

99.1	Press release from Syntax-Brillian Corporation, dated April 18, 2008, entitled “Syntax-Brillian Provides Financial Statement Update”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION

Date: April 18, 2008	By:	/s/ James Li James Li
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Syntax-Brillian Corporation, dated April 18, 2008, entitled “Syntax-Brillian Provides Financial Statement Update”